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                                                                    EXHIBIT 10.4

                               AMENDMENT NO. 2 TO
                           CHANGE IN CONTROL AGREEMENT

AMENDMENT, dated January 21, 2003, to that certain Change in Control Agreement, dated June 5, 2000 (the "Agreement"), by and between eFunds Corporation, a Delaware corporation (the "Company"), and Colleen M. Adstedt (the "Executive").

WHEREAS, the Company and the Executive have previously entered into the Agreement; and

WHEREAS, the Board of Directors of the Company has requested that the Agreement be amended as hereinafter set forth and the Executive has agreed to so amend the Agreement.

NOW, THEREFORE, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

1.    Amendment.

      Section 5(A)(1)(b)(i) of the Agreement is amended to delete the word "three" appearing therein and substitute the word "two" therefor. Section 5(A)(1)(c) is amended to delete the word "three" appearing in the first line thereof and substitute the word "two" therefor.

IN WITNESS WHEREOF, the parties have hereunto set their hand as of the date first above written.

                                          eFunds Corporation


                                          By:   /s/ Paul F. Walsh
                                                ------------------------
                                                Paul F. Walsh
                                                Chairman and Chief
                                                Executive Officer


                                                /s/ Colleen M. Adstedt
                                                ------------------------
                                                Executive